DELAWARE GROUP EQUITY FUNDS II

Delaware Diversified Value Fund
Class A * Class B * Class C

Supplement to the Fund's Prospectus dated January 31, 2002
(as revised May 1, 2002)

The following replaces page 4 of the Prospectus under "Profile: Delaware Diversified Value Fund":

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	5%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	none
Redemption fees	none	none	none

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	B	C
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%[4]	1.00%	1.00%
Other expenses	0.64%	0.64%	0.64%
Total annual fund operating expense	1.54%	2.29%	2.29%
Fee waivers and payments[5]	(0.54%)	(0.54%)	(0.54%)
Net expenses	1.00%	1.75%	1.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[7]	A	B	B (if redeemed)	C	C (if redeemed)
1 year	$671	$178	$678	$178	$278
3 years	$984	$664	$964	$664	$664
5 years	$1,318	$1,176	$1,376	$1,176	$1,176
10 years	$2,261	$2,395	$2,395	$2,584	$2,584

1 A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2 If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
3 Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4 Class A shares are subject to a 12b-1fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through April 30, 2003 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. The distributor waived the 12b-1 fees from the Fund's inception through April 30, 2002. Had the 12b-1 fees not been waived, the Fund's returns shown on page 3 would have been lower.
5 Effective August 1, 2002, the investment manager has contracted to waive fees and pay expenses through January 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets.
6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.
7 The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

DELAWARE GROUP EQUITY FUNDS II

Delaware Diversified Value Fund
Institutional Class

Supplement to the Fund's Prospectus dated January 31, 2002
(as revised May 1, 2002)

The following replaces page 3 and 4 of the Prospectus under "Profile: Delaware Diversified Value Fund":

How has Delaware Diversified Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the returns for the Fund's Institutional Class shares have varied over the past three calendar years, as well as the average annual returns for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (INSTITUTIONAL CLASS)]

Year-by-year total return (Institutional Class)
1999	2000	2001
10.30%	7.21%	-5.35%

As of March 31, 2002, the Fund's Institutional Class shares had a calendar year-to-date return of 4.58%. During the periods illustrated in this bar chart, Institutional Class' highest quarterly return 12.03% for the quarter ended June 30, 1999 and its lowest quarterly return was -12.01% for the quarter ended September 30, 2001.

Average annual returns for periods ending 12/31/01
	Institutional Class	Russell 1000 Value Index
	(Inception 9/15/98)
1 year	-5.35%	-5.59%
Lifetime	8.20%	7.49%

The Fund's returns above are compared to the performance of the Russell 1000 Value Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.65%
Distribution and service (12-1) fees	none
Other expenses	0.64%
Total annual fund operating expense	1.29%
Fee waivers and payments[2]	(0.54%)
Total operating expenses	0.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$77
3 years	$356
5 years	$656
10 years	$1,509

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 Effective August 1, the investment manager has contracted to waive fees and pay expenses through January 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.
3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

The Supplements are dated August 1, 2002.